UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany,  Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On  May 14, 2015, Heritage Financial Group, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders approved (1) the election of Mr. O. Leonard Dorminey and Antone D. Lehr as directors each for a  three-year term; (2) the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement; and (3) the ratification of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  A breakdown of the votes cast is set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-votes
O. Leonard Dorminey	5,740,956	206,483	1,121,228
Antone D. Lehr	5,723,789	223,650	1,121,228

2.	The advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-votes
5,475,928	314,673	156,838	1,121,228

3.	The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.

For	Against	Abstain
7,032,302	33,020	3,345

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: May 20, 2015By: /s/ T. Heath Fountain

T. Heath Fountain

Executive Vice President and

Chief Financial Officer